ANNUAL REPORT
THOMAS WHITE WORLD FUND

Thomas White World Fund
Officers and Trustees                        Investment Advisor and
   Thomas S. White Jr.                       Administrator
     Chairman of the Board and President       Thomas White International, Ltd.
   Jill F. Almeida                             440 S. LaSalle Street, Suite 3900
     Trustee                                   Chicago. Illinois 60605-1028
   Philip R. Haag                            Custodian
     Trustee                                   State Street Bank and Trust Co.
   Nicholas G. Manos                           P.O. Box 1631
     Trustee                                   Boston, Massachusetts 02101
   Edward E. Mack III                        Legal Counsel
     Trustee                                   Dechert, Price & Rhoads
   Michael R. Miller                           1500 K Street, N.W.
     Trustee                                   Washington, DC 20005
   John N. Venson, D.P.M.                    Independent Accountants
     Trustee                                   McGladrey & Pullen LLP
   Douglas M. Jackman                          555 Fifth Avenue
     Vice-President and Secretary              New  York, New York 10017
   Brandon S. Joel                           Transfer Agent
     Treasurer                                 Firstar Trust Company
                                               615 East Michigan Street
                                               Milwaukee, Wisconsin 53202



Thomas White World Fund                   The Following Letter was written by
                                          Mr. White, the Fund's President:
    Mr. White, the Fund's President                              June 26, 1997
and Portfolio Manager, has been an        Dear Friends,
active professional investor and
analyst of common stocks since               Many of you have recently called me
joining Goldman Sachs in 1966. His        to discuss your ideas on how we can
interests have always been global.        better serve our shareholders. Most of
As a boy he grew up around the world,     you are excited about international
living in Naples, Manila and ten          investing and have related many
other communities before graduating       stories of the exciting changes that
from Duke University in 1965. Over        are taking place around the world.
his thirty years as an investment         If you have children or friends who
manager, he has been with Lehman          would like to be involved with our
Brothers, Blyth Eastman Dillon and        global fund, we invite their partici-
most recently, fourteen years with        pation.  Our phone number is
Morgan Stanley. At Morgan Stanley,        800-811-0535.
he was a Managing Director and Chief
Investment Officer for the firm's            Perhaps it would be valuable, as we
valuation-oriented equity investing.      approach the Fund's third birthday, to
                                          summarize the thoughts I have presen-
    Together with the organizations's     ted in this column since inception in
team of seasoned domestic and             1994. These are important subjects
international analysts, Mr. White         that are well worth reemphasizing,
directs the management of investment      both to our old friends and to the
portfolios in Europe, the United States,  many of you who are new shareholders.
Japan and the Far East. The firm's        ------------------------------------
research division, the Global Capital      The special advantages of a global
Institute, produces monthly publications              portfolio.
which provide investment advice on the          written December 28, 1994
relative attractiveness of 3000 common
stocks in forty-six countries. These         Those of us who work with the Fund
are purchased by major institutional      and its investments are excited about
asset management organizations world-     the many opportunities that are in
wide.                                     store for our shareholders over the
                                          coming years. Managing your money in a
                                          global portfolio allows us to bring
                                          you many advantages:

                                            1. We have the benefit of an expan-
  THE WORLD HAS CHANGED. A GLOBAL              ded number of investment opportu-
 PORTFOLIO IS NOW BOTH LOGICAL AND             nities.
     INCREASINGLY INVITING.                 2. There us the potential to reduce
             Dec  Dec   Dec   Dec   Jun        portfolio risk.
             1960 1970  1980  1990  1997    3. Global portfolio mangagers have
Developed Mkts.                                the chance to soften interim
North America 75%  70%   61%   46%   40%       portfolio declines in falling
Europe        22%  22%   23%   29%   26%       markets.
Pacific        3%   8%   16%   25%   25%    4. Foreign exchange risk is diversi-
Emerging                                       fied when investing internation-
Markets       .1%  .2%   .8%    3%    9%       ally.
             100% 100%  100%  100%  100%    5. The long-term portfolio return
                                               can be superior for a global
Global Market Value                            portfolio.
($trillions) $0.5  $2.0  $4.1  $8.2 $15.9  -----------------------------------

    There has been a dramatic growth           An individual should have and
  in the relative size of developed and      adhere to a sound investment plan.
  and emerging markets outside the                  written June 22, 1995

  United States. This means managers         Recognizing your investment horizon
  can now choose to employ wider diver-   is the first step in developing a pro-
  sification in the design of their       per investment perspective. History
  equity portfolios.                      suggests that an investor (saver) with
    History shows that broad global di-   a twenty plus year investment horizon
  versification has in the past lowered   should expect stock growth to average
  the volatility associated with single   10%, twice the rate of bonds. Switch-
  country portfolios. The Fund incor-     ing back and forth between stocks and
  porates this approach to obtain         bonds only reduces long-term returns.
  smoother returns for its shareholders.  Most of a successful investor's twen-
                                          ty-year return will come from holding
                                          fast to the equity markets. With a
                                          skilled professional portfolio man-
                                          ager, your equity returns may average
                                          12% versus 10%. This means that 83% of
                                          your return will come from the market
                                          itself. Clearly, staying put in equit-
                                          ies for the long-term is a sound in-
                                          vestment plan. Choosing this approach
                                          is the most influential decision you
                                          will make on your way to obtaining
                                          superior returns.

                                             Discouragement in falling markets
                                          is the greatest threat to maintaining
                                          a long-term plan. Accordingly, a sig-
                                          nificant portion of this letter over
                                          the years will be devoted to reinfor-
                                          cing your decision to "Hold the
                                          Course" and adhere to the investment
                                          objectives you set at the beginning of
                                          your journey.
                                          ------------------------------------

                                          Free Enterprise and democracy is in
                                          the process of converting the Asian
                                          countries into fully developed, stable
                                                       nations.
                                                 written December 6, 1995

                                             There will be bumps along the way,
                                          but countries like China and India,
                                          with their billion-strong populations,
                                          are going to be mature industrial
                                          nations within twenty-five years.
                                          Today's developed countries are sup-
                                          plying the tools for this expansion.
                                          This means every country around the
                                          world will benefit, thus raising the
                                          global standard of living. This acti-
                                          vity will be fueled by the growth in
                                          the number of public companies on new
                                          and existing exchanges. Equity securi-
                                          ties will supply most of the capital
                                          necessary to finance the expansion.
                                          The world will continue to be an exci-
                                          ting place with many positives for
                                          which to be thankful.
------------------------------------      ------------------------------------

Finding and developing a relationship     Mr. White descibes the Fund to mutual
with a trusted manager is an important      fund analysts from Moringstar and
 step in successfully reaching your                     Value Line.
   long-term investment goals.                    written December 16, 1996
      written June 24, 1996

   Our firm's goal is to assist share-       My message to these analysts was
holders in becoming successful long-      quite simple. The Fund is designed to
term investors. We use the word assist,   attract and serve the individual who
because a shareholder's attitude, int-    is a prudent, long-term investor. We
erest level and pattern of decisions      use an investment approach that com-
will also influence their success. We     bines our skills in valuing global
suggest the following:                    companies with our expertise in de-
                                          signing stable portfolios. Our share-
  1. Be as serious and thorough in de-    holder communications emphasize topics
     ciding on your investment manager    that we feel are important to the in-
     as you would in selecting a bus-     vestment success of our individual
     iness partner, a lawyer or a         clients. Our institutional clients are
     surgeon.                             seasoned professionals with estab-
                                          lished objectives and clear investment
  2. Be careful to avoid salesmen, de-    perspectives. Since most individuals
     spite what they call themselves.     within the Fund are not full-time in-
                                          vestors, we frequently discuss setting
  3. Select a manager that has a conser-  goals and developing a proper perspec-
     vative, common sense investment      tive. We feel this is an important
     approach.                            aspect of helping shareholders to be-
                                          come successful long-term investors.
  4. Focus on one good manager. Spend        Both analysts asked me to explain
     the years necessary to develop a     our decision to become a world fund.
     valuable relationship.               We strongly believe that a world fund
                                          is the ideal portfolio structure to
  5. Enjoy investing! There is no sub-    satisfy our dual goals of superior
     ject more interesting than the       performance and smoother investment
     stock market, especially global      returns.
     markets.
                                             Superior performance can come from
   Our objective is to gain your res-     having the whole world from which to
pect over time as a trusted advisor.      choose attractive investment opportun-
We want to manage your assets in the      ities. Smoother investment returns
Fund throughout your career and retire-   come from the effective diversifi-
ment. We take pride that our clients of   cation that global investing allows.
many years rely on our skills and integ-  ------------------------------------
rity. We have designed the Thomas White
World Fund to attract people who have
worked hard to save their money and
look forward to assisting them in
reaching their investment goals.
---------------------------------------

   I hope this review has reinforced
your understanding of the Fund and its
management. Speaking on behalf of our
organization's fifteen professionals, we appreciate your confidence and support.
We live in an exciting world that is ex-periencing an era of peace and growing prosperity. There is much to be thankful for.

                 Thomas S. White, Jr.
                 President and Portfolio Manager



    THE TWENTY-SEVEN YEAR PERFORMANCE OF THE WORLD EQUITY MARKET AND ITS
                           MAJOR REGIONAL COMPONENTS

                       These Index Returns are in U.S. dollars. Five-year
MSCI INDICIES Gross    regional performance success is ordered from #1 (best)
                       to #4 (Worst)
Period: Jan. 1, 1970 to                                             Pacific
Mar. 31, 1997              World   USA        Europe     Japan      Ex-Japan
FIVE-YEAR PERIOD RETURNS

1970-1974                  -1.3%   -3.4%(#3)  -0.9%(#2)  16.0%(#1)  -6.2%(#4)
1975-1979                  16.0%   13.3%(#4)  18.9%(#2)  18.8%(#3)  27.5%(#1)
1980-1984                  12.4%   14.5%(#2)  6.1%(#3)   17.0%(#1)   4.1%(#4)
1985-1989                  28.0%   19.8%(#4)  32.3%(#2)  41.4%(#1)  22.4%(#3)
1990-1994                   4.2%   9.2%(#2)   7.0%(#3)   -3.4%(#4)  15.3%(#1)
1995-1997 (3/31)           15.7%   28.7%(#1)  21.8%(#2)  -11.9%(#4) 13.1%(#3)

1970-1997 Returns          12.9%   11.8%      12.9%      14.4%      12.0%
                    Source: Morgan Stanley Capital International

     The table above presents the performance of the global stock markets from 1970 to 1997. Returns are shown in a series of five-year periods. The world's returns are followed by those of its four component regions.
     Regional performance is highlighted using ranks from #1(best) to #4(worst) to indicate the winners and losers in each five-year period. History shows regional returns are unpredictable, with no area holding a monopoly on per-formance.
     Note that the world and its territories all have quite similar long-term records. But observe the world index has a more stable return pattern than any of its components. This is because regional moves tend to offset one another.
     The Fund's design reflects its manager's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environments. This promotes success in reaching long-term investment goals.


                                      MANAGEMENT DISCUSSION
  YOUR FUND'S OBJECTIVE                                        December 30, 1997

The Thomas White World Fund             This report discusses portfolio strategy
seeks long-term capital growth        and performance as the Thomas White World
through a flexible policy of          Fund approaches its third birthday at
investing primarily in stocks of      month end. The six-month period officially
companies of any nation, including    reviewed in this semi-annual report con-
underdeveloped countries.             cuded on April 30, 1997. As of this wri-
                                      ting the Fund has $48.1 million of share-
                                      holder assets.
                                        On April 30, the Fund's portfolio inclu-
                                      ded 222 common stocks. These represesnted
                                      94.1% of the Fund's total value, with the
                                      rest in cash equivalents or other assets.
                                        The Fund's performance versus the Mor-
     YOUR FUNDS'S INVESTMENT          gan Stanley World Index is presented be-
            PHILOSOPHY                low. Current prices and return data now
                                      appear daily in most domestic newspapers.
I.  Superior returns can come from    This can be found in the Mutual Fund Sec-
    properly harnessing the high      tion listed alphabetically under the "T"s
    potential inherent within         as Thomas White.  We are pleased with the
    undervalued global companies.     portfolio's progress this last six
                                      months.  Returns have been strong, both
II. A valuation-oriented invest-      in an absolute sense and in comparison
    ment approach can capture this    to other global mutual funds.
    potential while maintaining a
    lower risk profile and above      Performance Year         T. White  MSCI
    average dividend income.          Ended April 30, 1997     World     World

III. We emphasize owning a broadly    Six Months                 6.5%    7.6%
     diversified portfolio of         One Year                   9.5%    10.3%
     undervalued companies with       Average Annual Return
     solid cash flows, attractive     Since Inception (6/28/94)  12.7%   13.8%
     growth potential and approp-     Cumulative Total Return
     riately conservative balance     Since Inception (6/28/94)  40.5%   44.2%
     sheets.                            Assumes reinvestment of dividends and
                                        capital gain distributions.
IV.  Currency projections have
     minimal influence in stock       PORTFOLIO STRATEGY REVIEW
     selection and portfolio
     design.                             The Fund's performace is the product of
                                      our investment philosophy and portfolio
                                      strategy. Our philosophy is that under-
                                      valued companies produce superior returns.
                                      Accordingly, our efforts focus on analyz-
                                      ing companies using our organization's
                                      valuation methods.  Our portfolio strategy
                                      is to buy those companies that sell at the
                                      greatest discount to their valuations,
                                      then sell them when they are overvalued.
                                         We believe that successful stock selec-
                                      tion worldwide is one of our organiza-
                                      tion's distinct strengths.  Our analysts
                                      have established methods of valuing stocks
                                      in every developed country throughout the
                                      world.  We also believe that broad country
                                      diversification best captures the poten-
                                      tial for portfolio return smoothness that
                                      is the unique advantage of a world fund.
                                      Furthermore, diversified country exposure
                                      assures that the rewards of good stock
                                      selection will not be eclipsed by a poorly
                                      performing country. Accordingly, the
    The Thomas White World Fund       Fund's portfolio now owns common stocks in
    Geographic distribution on        in twenty major countries.
          April 30, 1997
   Based on Long-Term Securities
                                        Over the last six months ended April 30,
Continental Europe    27.8%           the Fund has mildly underperformed its
United Kingdom        10.8%           its market benchmark, the Morgan Stanley
North America         38.7%           Capital International World Index.
Latin America          0.8%           Benchmark weights, as of May 1, in the
Japan                 10.0%           three large world subregions, are Europe
Far East               7.1%           (27.6%), North America (49.6%), and the
Australia and New      4.9%           Pacific (22.8%). Bottom-up stock valu-
  Zealand                             ations influenced us to be more balanced
                                      in these three regions (38.6%, 39.5% and
                                      22.0%). The choice to over-weight Euro-
  The Thomas White World Fund         pean stocks, due to their attractive valu-
      Top Ten Holdings on             ations, reduced the Fund's performance.
        April 30, 1997                Returns were also held down by the Fund's
    Based on Total Net Assets         below-index exposure to United States
                                      stocks. Despite rich stock valuations,
Company                 % of Total    U.S. equities continue to enjoy stronger
Industry, Country       Net Assets    returns than foreign securities. Fortun-
                                      ately, our strong stock selection in all
ING Group                  1.7%       three regions partially offset the effect
Insurance, Netherlands                of our regional country mix. The final re-
                                      sult was a solid 6.5% retrun over the half
Bristol-Myers Squibb       1.3%       year versus 7.6% for the MSCI World Index.
Healthcare, United States             Our current strategy continues to stress
                                      a more balanced regional mix.
Garan, Inc.                1.2%        The transactions in the Fund's portfolio
Consumer Retail, United States        Fund is the product of our organization's
                                      monthly investment process. The port-
STET risp                  1.1%       folio's turnover rate of 19.5% over the
Communication, Italy                  last six months reflects positions which
                                      were sold after our monthly review process
Philip Morris              1.1%       because they became overvalued. This reg-
Consumer Staples, United States       ular process allows us to maintain an
                                      undervalued portfolio and benefit from our
Hoogovens NV               1.1%       analyst's newest investment ideas.
Metals, Netherlands

HSBC Holdings              1.1%
Banking, Hong Kong

Harris Corporation         1.1%
Industrial, United States

Chase Manhattan Corp.      1.0%
Banking, United States

Eridania Beghin-Say        0.9%
Consumer Staples, France


  The Thomas White World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-six countries contain over    Whether you realize it or not, you are
3000 companies that meet the fund's       at the very epicenter of what is dri-
quality standards. As a shareholder,      ving change in today's world: An un-
you are a partial owner of 222 of the     precedented explosion of highly
most undervalued of these firms.          beneficial global capitalism.

 DEVELOPED MARKETS                    EMERGING MARKETS
  EUROPE             PACIFIC           EUROPE, MIDDLE EAST &       ASIA PACIFIC
     Austria            Australia      AFRICA                        India
     Belgium            Hong Kong         Greece                     Pakistan
     Denmark            Japan             Hungary                    Sri Lanka
     Finland            New Zealand       Poland                     China
     France             Singapore         Portugal                   Indonesia
     Germany                              Turkey                     Korea
     Ireland                              Israel                     Malaysia
     Italy                                South Africa               Philippines
     Netherlands                          Zimbabwe                   Taiwan
     Norway                                                          Thailand
     Spain                             LATIN AMERICA
     Sweden                               Argentina
     Switzerland                          Brazil
     United Kingdom                       Chile
                                          Columbia
  NORTH AMERICA                           Mexico
     Canada                               Peru
     United States                        Venezuela

The Fund takes full advantage of the      analysis on 4200 global companies. Its
extensive resources of the Global Cap-    monthly publications are sold to asset
ital Institute. This investment re-       management organizations worldwide.
search organization does valuation

Performance Summary
This Fund's performance period since inception was two years, ten months and two days in length. Over this period the Fund's return, with dividends reinvested, was 40.5%. In the same period the MSCI World Index, with net dividends, returned 44.2%. The graph below shows the monthly value of $10,000 initially invested in the Fund and the MSCI World Index.

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and the MSCI World Index
(see footnote 1). The return since inception (June 28, 1994) was 40.5% for the Fund and 44.2% for the World Index (see footnote 2). The one year return for the Fund was 9.5%. The Fund's average total return since inception was 12.7%.

              Fund          MSCI World
              Composite     Index
6/30/94       $10,010       $10,028
7/31/94        10,440        10,217
8/31/94        10,690        10,522
9/30/94        10,380        10,243
10/31/94       10,500        10,532
11/30/94       10,130        10,073
12/31/94       10,067        10,168
1/31/95         9,966        10,012
2/28/95        10,259        10,156
3/31/95        10,531        10,643
4/30/95        10,803        11,011
5/31/95        11,035        11,103
6/30/95        11,106        11,097
7/31/95        11,550        11,650
8/31/95        11,389        11,388
9/30/95        11,570        11,717
10/31/95       11,409        11,529
11/30/95       11,621        11,927
12/31/95       11,983        12,272
1/31/96        12,357        12,493
2/29/96        12,432        12,567
3/31/96        12,507        12,773
4/30/96        12,839        13,070
5/31/96        12,914        13,079
6/30/96        12,903        13,143
7/31/96        12,475        12,677
8/31/96        12,710        12,820
9/30/96        13,021        13,319
10/31/96       13,192        13,409
11/30/96       13,898        14,157
12/31/96       13,960        13,928
1/31/97        14,018        14,094
2/28/97        14,145        14,253
3/31/97        13,937        13,968
4/30/97        14,053        14,422
5/31/97        14,907        15,309
6/30/97        15,358        16,070
7/31/97        15,947        16,808
8/31/97        15,115        15,681
9/30/97        16,074        16,530
10/31/97       15,277        15,658


Note: 1. MSCI World Index is with net dividends
      2. Past performance should not be construed as a guarantee of future performance.

Dividend Information

    The Fund pays dividends annually. On December 11, 1997, the Board of Trustees authorized an income dividend and capital gains distribution with an ex-date of December 23, 1997, payable on December 26, 1997, for shareholders of record December 22, 1997.

    In accordance with current Internal Revenue Service requirements, these distributions comprised substantially all earnings of the Fund from net investment income through December 31, 1997, and net realized gains through the fiscal year ending October 31, 1997.


THOMAS WHITE WORLD FUND
Portfolio of Investments             October 31, 1997


Issue                              Industry              Shares     Value

COMMON STOCKS:         87.0%

ARGENTINA:             0.4%
Telecom Argentaria*                Communications        16,500     $82,525
YPF Sociedad*                      Energy                2,700      85,885
                                                                    168,410

AUSTRALIA:             2.8%
Goodman Fielder Ltd.               Consumer Staples      236,300    361,232
National Australia Bank Ltd. ADR   Banking               4,300      296,700
Pacific Dunlop Ltd                 Industrial            93,700     199,749
Rothmans Holdings Ltd.             Consumer Staples      56,000     275,677
Santos Ltd.                        Energy                46,437     212,969
                                                                    1,346,327

BELGIUM:               1.1%
Cobepa                             Financial Diversified 4,300      178,618
Solvay                             Chemicals             6,000      360,867
                                                                    539,485

BRAZIL                 1.1%
Electrobras (Centr)*               Utilities             175,000    75,793
Ipiranga Petroleum PN*             Energy                7,288,000  105,6762
Itausa Inv Itau SA                 Financial Diversified 125,000    85,125
Petroleo Brasileir                 Energy                409,000    76,115
Telebras Preferred*                Communications        778,000    77,644
Vale do Rio Dolce (Cia)            Metals                4,600      88,967
                                                                    509,320

CANADA:                2.4%
BCE Inc.                           Communication         9,800      272,955
Canadian Pacific                   Transportation        5,200      154,612
Quebecor Incorporated Class B      Services & Growth     9,300      197,984
Royal Bank of Canada               Banking               6,200      331,514
Shell Canada                       Energy                9,100      184,040
                                                                    1,141,105

DENMARK:               0.6%
Codan Forsikring                   Insurance             2,000      307,580
                                                                    307,580

FINLAND:               1.2%
Orion B                            Healthcare            7,000      258,225
Rauma                              Industrial            423        7,924
UPM-Kymmene Oy                     Forest & Paper        15,200     335,256
                                                                    601,405

FRANCE:                4.6%
Assurance General France           Insurance             8,800      462,056
Bouygues                           Building              2,458      229,630
Cap Gemini                         Technology            2,700      213,935
Christian Dior                     Consumer Retail       1,900      210,372
Eridania Beghin-Say                Consumer Staples      2,600      373,340
Societe Generale                   Banking               2,656      363,002
Worms Et Cie                       Financial Diversified 4,000      342,546
                                                                    2,194,881

GERMANY:               1.3%
Bankgesellschaft Berlin            Banking               15,800     389,158
Merck KGAA                         Healthcare            6,700      248,601
                                                                    637,759

GREECE                 0.3%
Alpha Credit Bank                  Banking               700        46,193
Delta Dairy                        Consumer Staples      4,200      53,907
OTE                                Communications        3,200      66,772
                                                                    166,872

HONG KONG:             2.9%
Cheung Kong                        Financial Diversified 10,700     74,401
China Resources                    Financial Diversified 16,000     43,881
HSBC Holdings                      Banking               18,000     407,504
Hong Kong Land Holdings            Financial Diversified 54,000     123,120
Jardine Strategic Holdings         Services & Growth     88,500     283,200
Johnson Electric                   Industrial            30,000     81,888
Lai Sun Development                Financial Diversified 96,000     39,744
Lai Sun Hotel Warrants*            Services & Growth     19,267     198
Shangri-La Asia                    Services & Growth     104,000    77,366
Swire Pacific A                    Transportation        15,000     80,142
Wheelock & Company                 Consumer Retail       140,000    159,376
                                                                    1,370,820

INDONESIA:             0.2%
Guadang Garam                      Consumer Staples      24,000     67,905
Pab K Tjiwi Kimia                  Forest & Paper        133,000    48,877
                                                                    116,782

ISRAEL:                0.2%
Bezeq Israel Telecom               Communications        17,000     43,722
IDB Holding Corp.                  Financial Diversified 2,000      42,837
                                                                    86,559

ITALY:                 4.7%
Banco Popolare di Bergamo          Banking               19,200     304,115
Banco Commerciale Italia           Banking               146,600    401,391
Fiat Spa                           Consumer Durables     71,610     226,860
Montedison                         Industrial            392,900    317,502
Telecom Italia risp                Communication         130,300    524,001
Telecom Italia spa                 Communication         74,111     462,920
                                                                    2,236,789

JAPAN:                 5.6%
Family Mart                        Consumer Retail       4,000      176,033
Fuji Photo Film                    Services & Growth     5,000      181,357
Kyocera Corporation                Technology            3,000      171,956
NGK Spark PLug                     Consumer Durables     23,000     160,151
Nintendo Company                   Services & Growth     2,400      207,645
Nissan Motor Company               Consumer Durables     31,000     165,311
Nippon Telephone & Telegraph       Communications        20         169,710
Rinnai                             Consumer Durables     11,000     179,360
Shiseido & Company                 Consumer Staples      12,000     163,721
Sony Corporation                   Technology            2,000      166,216
Suzuki Motor                       Consumer Durables     21,000     223,619
Taiyo Yuden                        Technology            18,000     208,145
TDK Corporation                    Technology            2,000      166,050
Toshiba Corporation                Technology            2,000      176,822
Yamanouchi Pharmanceuticals        Healthcare            7,000      172,572
                                                                    2,688,468

MALYASIA:              0.6%
AMMB Holdings Berhad               Banking               20,600     33,388
Genting Berhad                     Services, & Growth    18,200     50,878
MBF Capital                        Banking               50,000     29,145
Oriental Holdings                  Services & Growth     25,600     51,771
Perlis Plantation                  Consumer Staples      43,750     79,367
Perusahaan Otomobl                 Consumer Durables     27,100     64,476
                                                                    309,025

MEXICO:                1.0%
Grupo Ind Maseca B*                Consumer Staples      76,500     74,075
Telefonos de Mexico Series L ADR   Communications        7,400      309,413
Vitro sa Ord NPV*                  Industrial            18,900     74,447
                                                                    457,935

NETHERLANDS:           6.1%
Baan*                              Technology            2,500      176,450
Bols Wessanen                      Consumer Staples      15,150     241,074
DSM NV                             Chemicals             3,918      352,553
Hoogovens NV                       Metals                8,334      380,734
ING Groep NV                       Insurance             15,446     646,177
KLM                                Transportation        9,800      331,001
KNP BT                             Forest & Paper        10,000     226,882
Randstad Holdings                  Services & Growth     5,250      208,852
Vendex International Cert.         Services & Growth     4,354      236,904
Wolters Kluwer                     Services & Growth     1,212      148,315
                                                                    2,948,942

NEW ZEALAND:           0.2%
Lion Nathan Limited                Consumer Staples      33,000     79,533
                                                                    79,533

NORWAY                 0.8%
Den Norske Bank A                  Banking               87,300     393,016
                                                                    393,016

PHILIPPINES:           0.1%
Metropolitan Bank & Trust Company  Banking               4,400      30,772
Philippines Long Distance          Communications        1,600      39,604
                                                                    70,376

PORTUGAL:              0.2%
Telecom Portugal                   Communications        1,200      49,130
Banco Espir Santo                  Banking               1,800      52,093
                                                                    101,223

SINGAPORE:             0.3%
Fraser & Neave                     Consumer Staples      7,800      39,074
Overseas Union Bank                Banking               9,300      30,961
UOL Ltd.                           Financial Diversified 66,000     56,918
United Overseas Bank               Banking               5,600      30,894
                                                                    157,847

SOUTH AFRICA:          0.6%
Anglo American Industries          Industrial            900        26,902
Anglo American Corporation         Industrial            2,200      94,987
Anglovaal Industries               Industrial            8,800      20,458
Anglovaal Ltd.                     Industrial            1,900      29,974
First National Bank                Banking               6,600      49,800
Rembrandt Group                    Consumer Staples      7,200      59,034
Reunert Ltd.                       Industrial            8,600      16,958
                                                                    298,113

SPAIN:                 1.2%
Fuerzas Elec Catalan SA            Utilities             15,945     123,100
Union Elec Fenosa                  Utilities             45,900     437,831
                                                                    560,931

SWEDEN:                2.8%
Electrolux B                       Consumer Durables     6,500      536,947
SKF B                              Industrial            12,000     278,200
Trelleborg B                       Industrial            16,300     215,005
Volvo B                            Consumer Durables     11,210     292,744
                                                                    1,322,896

SWITZERLAND:           1.2%
Fischer (Georg) AG                 Capital Goods         200        266,457
Novartis Reg                       Health Care           200        313,152
                                                                    579,609

THAILAND:              0.2%
Advanced Information Service       Communications        7,300      39,175
Bank of Ayudhya                    Banking               32,500     26,039
Thai Airways International         Transportation        35,300     40,344
                                                                    105,558

TURKEY:                0.4%
Akbank                             Banking               1,121,000  76,340
Arcelik                            Consumer Durables     660,000    73,656
Netas*                             Technology            61,000     18,270
Petkim*                            Chemicals             43,000     24,119
                                                                    192,385

UNITED KINGDOM:        9.3%
Abbey National                     Banking               20,700     329,805
Bank of Scotland                   Banking               17,000     140,061
Boots                              Consumer Retial       8,400      120,514
British Steel                      Metals                66,200     175,231
British Telecom                    Communications        32,400     246,010
Commercial Union                   Insurance             11,000     154,493
Courtaulds Plc                     Chemicals             37,000     171,669
Guardian Royal                     Insurance             44,613     221,022
Harrison & Crosfield               Industrial            89,300     189,548
Hillsdown Holdings                 Consumer Staples      61,800     175,252
Imperial Chemicals Industries Plc  Chemicals             14,600     211,915
Inchcape                           Services & Growth     43,800     159,485
Ladbroke Group                     Services & Growth     63,996     286,446
Lonrho                             Industrial            75,700     123,209
MFI Furniture                      Consumer Retail       29,900     59,704
National Grid Group                Utilities             48,100     225,791
National Westminster Bank          Banking               18,779     270,523
Next                               Consumer Retail       12,600     147,470
Pearson                            Services & Growth     11,300     145,528
Redland                            Building              7,300      41,648
Severn Trent                       Utilities             13,977     203,575
Southwest Water                    Utilities             14,918     214,276
Tate & Lyle                        Consumer Staples      23,900     182,273
Unigate Group                      Consumer Staples      28,000     271,802
                                                                    4,467,250

UNITED STATES:         32.6%
Allmerica Financial                Insurance             910        42,656
American National Insurance Co.    Insurance             1,800      172,800
American Stores                    Consumer Staples      12,000     308,250
Amsouth Bancorp                    Banking               7,050      338,841
Atlantic Richfield                 Energy                2,600      214,013
Bell Atlantic                      Communications        4,684      374,135
Black & Decker                     Services & Growth     3,400      129,413
BMC Software*                      Technology            1,600      96,600
Bristol Myers Squibb               Health Care           8,000      702,000
Brown Forman B                     Consumer Staples      11,500     565,656
Champion International             Forest & Paper        3,100      171,081
CMS Energy Corporation             Utilities             2,100      76,650
Columbia HCA/Health Care Corp      Health Care           11,200     316,400
Comerica                           Banking               2,700      213,469
Dell Computer*                     Technology            3,600      288,450
Du Pont Company                    Chemicals             3,200      182,000
Enova Corporation                  Utilities             10,500     255,281
Entergy                            Utilities             2,800      68,425
Exel Limited                       Insurance             1,800      108,788
Federated National Mortgage Assoc. Financial Diversified 7,200      348,750
First of America                   Banking               3,900      217,425
FMC Software*                      Technology            2,500      202,031
Ford Motor Company                 Consumer Durables     8,100      353,869
Garan, Inc.                        Consumer Retail       18,000     398,250
General Dynamics Corporation       Aerospace             3,900      316,631
General Motors Corp. Class H       Industrial            5,200      328,900
GPU Inc.                           Utilities             2,500      90,469
Harris Corporation                 Industrial            10,600     462,425
Intel                              Technology            1,400      107,800
ITT Industries                     Consumer Durables     9,800      309,313
JP Morgan & Company                Banking               2,300      252,425
King World Productions             Services & Growth     2,800      132,300
Mellon Bank Corporation            Banking               5,200      268,125
Merrill Lynch                      Financial Diversified 1,600      108,200
Midamerican Energy                 Utilities             4,800      85,800
Murphy Oil                         Energy                6,200      359,213
National Service Industries        Industrial            6,700      296,475
Norfolk Southern Corporation       Transportation        8,100      260,213
Peoplesoft Inc.*                   Technology            1,400      88,025
Phelps Dodge Corporation           Metals                1,000      74,375
Philip Morris                      Consumer Staples      9,700      384,363
Phillips Petroleum                 Energy                6,300      304,763
PPG Industries Inc.                Chemicals             5,400      305,775
Raytheon                           Industrial            4,100      222,425
Rite Aid Corporation               Consumer Staples      7,700      457,188
Royal Dutch Petroleum              Energy                4,400      231,550
Schering-Plough                    Health Care           8,800      493,350
Southern New England
   Telecommunications Corp         Communications        7,100      304,413
St. Paul Companies                 Insurance             1,700      135,894
SuperValu Incorporated             Consumer Staples      9,800      358,925
Tele-Communications Inc. A*        Services & Growth     5,408      124,046
Tele-Communications TCI A*         Services & Growth     3,092      71,309
Tellabs Incorporated*              Technology            2,000      108,000
Torchmark Corporation              Insurance             2,600      103,675
Travelers Group Incorporated       Financial Diversified 4,500      315,000
Unilever NV                        Consumer Staples      2,400      128,100
US West Communication              Communications        9,000      358,313
USX Marathon Corporation           Energy                11,800     421,850
VF Corporation                     Consumer Retail       2,600      232,375
Warner-Lambert                     Health Care           2,200      315,013
Washington Post Class B            Services & Growth     600        260,400
Xerox Corporation                  Services & Growth     3,700      293,456
                                                                    15,616,105

Total Common Stocks (Cost $34,531,546)                             $41,773,306

US GOVERNMENT          2.9%
BONDS:
                                                         Principal
                                                         Amount
U.S. Treasury Bill,  02/05/98  (Cost $1,402,043)         1,422,000  $1,402,689

TIME DEPOSIT:          9.8%
                                                         Par
                                                         Value
State Street Bank and Trust Co. Eurodollar Time
 Deposit   4.50%, due 11/01/97  (Cost $4,678,000)        4,678,000   4,678,000

Total Investments:     99.7% (Cost$40,611,589)                      47,853,995
Other Assets, Less
Liabilities:            0.3%                                           141,577
Total Net Assets:       100%                                       $47,995,572

* Non-income Producing Security

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
October 31, 1997

ASSETS

Investments in securities at value (cost $40,611,589)             $47,853,995
Cash                                                               6,802
Receivables:
   Dividends and interest                                          131,499
   Investment securities sold                                      3,359
   Fund shares sold                                                60,000
Prepaid expenses and deferred organization costs                   10,443
Equipment                                                          8,564
        Total assets                                               48,074,662


LIABILITIES
Accrued expenses                                                   79,090
        Total liabilities                                          79,090


NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of beneficial interest            $38,226,198
  Undistributed net investment income                              629,990
  Accumulated net realized gain                                    1,896,978
  Net unrealized appreciation                                      7,242,406
        Net assets                                                $47,995,572

Shares outstanding                                                 3,628,204
Net asset value per share                                         $13.23

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Operations
Year Ended October 31, 1997

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $117,564)           $1,245,676
  Interest                                                         141,884
        Total investment income                                    1,387,560

Expenses:
  Investment management fees (note 3)                              451,010
  Custodian fees                                                   53,610
  Transfer Agent Fees                                              19,993
  Audit fees and expenses                                          19,292
  Trustees' fees and expenses                                      15,726
  Printing Expenses                                                12,000
  Legal fees and expenses                                          29,009
  Organization costs                                               6,042
  Registration fees                                                33,596
  Depreciation expense                                             4,981
  Other expenses                                                   19,161
        Total expenses                                             664,420

        Net investment income                                      723,140

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                   1,981,651
Unrealized appreciation on investments                             3,574,857
        Net gain on investments                                    5,556,508

        Net increase in net assets from operations                 6,279,648

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets
                                                  Year              Year
                                                  Ended             Ended
                                                  1997              1996
Change in net assets from operations:
  Net investment income                        $  723,140         $ 607,816
  Net realized gain                               1,981,651         2,434,680
  Unrealized appreciation for the period          3,574,857         2,215,073
    Net increase in net assets from operations    6,279,648         5,257,569

Distributions to shareholders:
  From net investment income                      (591,413)         (573,868)
  From net realized gain                          (2,434,679)       (1,424,501)

Fund share transactions                           5,584,959         2,919,256
        Total increase                            8,838,515         6,178,456

Net assets:
  Beginning of period                             39,157,057        32,978,601

  End of year                                  $  47,995,572      $ 39,157,057


See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Notes to Financial Statement


Note 1.  Summary of Accounting Policies

    Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has one series of Shares, the Thomas White World Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Deferred organization costs. Organization costs have been deferred and are being amortized over the period ending June 28, 1999.

(f) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.


Note 2.  Transactions in Shares of Beneficial Interest

As of October 31, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                          Year Ended                  Year Ended
                        October 31, 1997           October 31, 1996
                      Shares       Amount        Shares        Amount
Shares sold          242,690       $3,097,633    175,437       $2,048,354
Shares issued on
 reinvestment of
 distributions       249,893       2,986,226     175,904       1,968,359
Shares redeemed      (40,053)      (498,900)     (90,857)      (1,097,457)

Net increase         452,530       5,584,959     260,484       $2,919,256

Note 3.  Investment Management Fees and Other Transactions with Affiliates

The Fund pays monthly an investment management fee to Thomas White International, Ltd. at the rate of 1% of the Fund's average daily net assets.

Note 4.  Investment Transactions

For the year ended October 31, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $20,090,372 and $20,969,921, respectively. The cost of securities for federal income tax purposes was $40,696,261. Realized gains and losses are reported on an identified cost basis.

At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

            Unrealized appreciation            $9,223,756
            Unrealized depreciation            (2,066,022)
                Net unrealized appreciation    $7,157,734

Note 5.  Selected Financial Information

                                         Year
                                         Ended
                                   October 31, 1997
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $12.33

Income from investment operations:
      Net investment income               0.20
      Net realized and unrealized gain    1.65
                                          1.85

Distributions:
      From net investment income          (0.19)
      From net realized gains             (0.76)
                                          (0.95)

Change in net asset value for the period  (0.90)

Net asset value, end of period            $13.23

Total Return                              15.80%
Ratios/supplemental data
Net Assets. End of period (000)           $47,996
Ratio to average net assets:
      Expenses (net of reimbursement)     1.47%
      Net Investment Income               1.60%
Portfolio turnover rate                   48.19%
Average commission rate (per share):++    $0.0055

                                                                   Period from
                                        Year          Year         June 28, 1994
                                        Ended         Ended       (Inception) to
                                     Oct. 31, 1996  Oct. 31, 1995  Oct. 31, 1994
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $11.31      $10.50         $10.00

Income from investment operations:
      Net investment income               0.19        0.19           0.06
      Net realized and unrealized gain    1.51        0.71           0.44
                                          1.70        0.90           0.50

Distributions:
      From net investment income          (0.20)      (0.09)           --
      From net realized gains             (0.48)        --             --
                                          (0.68)      (0.09)           --

Change in net asset value for the period  1.02        0.81           0.50

Net asset value, end of period            $12.33      $11.31         $10.50

Total Return                              15.63%      8.65%          5.00%**
Ratios/supplemental data
Net assets, end of period (000)           $39,157     $32,979        $13,928
Ratio to average net assets:
      Expenses (net of reimbursement)     1.50%       1.49%          1.50%*+
      Net investment income               1.63%       2.08%          1.79%*
Portfolio turnover rate                   51.22%      64.54%         1.01%
Average commission rate (per share)++     $0.0337     $0.0303        $0.0618

*  Annualized
** Not annualized.
+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.
++ Required by regulations issued in 1995.